SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): February 15, 2002
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              LIFESMART NUTRITION TECHNOLOGIES, INC.
              --------------------------------------
      (Exact name of registrant as specified in its charter)


        Utah                       0-22497                   87-0430780
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     (State of                  (Commission              (I.R.S. Employer
     Incorporation)             File Number)             Identification No.)


      8 East Broadway, Suite 200, Salt Lake City, Utah 84111
    ----------------------------------------------------------
             (Address of principal executive offices)


                          (801) 596-3222
               ------------------------------------
       (Registrant's telephone number, including area code)

                    Upland Energy Corporation
              712 Arrowhead Lane, Murray, Utah 84107
          ---------------------------------------------
  (Former name or former address, if changed since last report)


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Item 1.   Changes in Control of Registrant.
------------------------------------------

On February 15, 2002, Upland Energy Corporation, a Utah corporation (the "Company"), Upland Merger, Co., a Utah corporation ("Merger Co.") and LifeSmart Nutrition, Inc., a Utah corporation, consummated a business combination pursuant to which Merger Co. was merged into LifeSmart Nutrition, Inc., thereby making LifeSmart Nutrition, Inc. a wholly-owned subsidiary of the Company (collectively referred to as the "Reorganization"). The following occurred in connection with the Reorganization: (a) management of the Company resigned and management of LifeSmart Nutrition, Inc. was appointed as the new management of the Company; (b) the name of the Company was changed from Upland Energy Corporation to "LifeSmart Nutrition Technologies, Inc."; (c) shares of the Company's common stock underwent a one (1) for two (2) reverse split effective as of the commencement of business on February 19, 2002; (d) shares of LifeSmart Nutrition, Inc. common stock were converted to post-split shares of the Company's common stock on the basis of seven-tenths of one (0.7) share of the Company's common stock for one (1) share of LifeSmart Nutrition, Inc. common stock; and (e) the Company's common stock symbol on the NASD's Electronic Bulletin Board System has been changed to "LSNU". See "Item 2. -- Acquisition or Disposition of Assets."

Due to the change in the officers and directors of the Company and the issuance of shares of the Company's common stock in order to consummate the Reorganization, a change in control of the Company occurred February 15, 2002.

The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock, by: (a) each person known by the Company to beneficially own more than 5% of the Company's common stock,
(b) each director and/or executive officer of the Company, and (c) all directors and executive officers of the Company, as a group, as of February 19, 2002 (after giving effect to the 1 for 2 reverse stock split of the Company's common stock and the acquisition of LifeSmart Nutrition, Inc., and the percentages are based on approximately 12,448,000 shares of the Company's common stock being issued and outstanding as of February 19, 2002:



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                                          Amount and
                                          nature of
Name and address                          beneficial         Percent of
of 5% beneficial owner                    ownership          class
----------------------                    -------------      ---------

Richard W. Hellyer                        2,479,500(1)       18.0%
8 East Broadway, Suite 200
Salt Lake City, Utah 84111

Darald A. Donnell                         2,301,500(2)       17.4%
8 East Broadway, Suite 200
Salt Lake City, Utah 84111

Raymond J. Woolston                       1,000,000(3)        7.4%
8 East Broadway, Suite 200
Salt Lake City, Utah 84111

Agave, Ltd.                               1,050,000(4)        8.2%
11157 Snider Road
Cincinnati, Ohio 45249

Lee Jackson/Rodaric Group,                  729,808(5)        5.8%
 LLC
712 Arrowhead Lane
Murray, Utah 84107

Interpress Technologies                     840,000           6.7%
930 Striker Avenue
Sacramento, California 95834

Executive Officers,
and Directors
--------------

Richard W. Hellyer                        2,479,500(1)       18.0%
Darald A. Donnell                         2,301,500(2)       17.4%
Darren J. Lopez                             444,485(6)        3.5%
Raymond J. Woolston                       1,000,000(3)        7.4%
Melvin O. Warnecke                           32,678           0.3%

----------------------
All Executive Officers                    6,258,163(7)       39.8%
and Directors as a Group
(5 persons)

(1) The shares beneficially owned by Richard W. Hellyer include options to purchase up to 1,300,000 shares exercisable at $0.50 per share.

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(2) The shares beneficially owned by Darald A. Donnell include options to purchase up to 800,000 shares exercisable at $0.50 per share.

(3) The shares beneficially owned by Raymond J. Woolston include options to purchase up to 1,000,000 shares exercisable at $0.50 per share.

(4) The shares beneficially owned by Agave, Ltd. include warrants to purchase up to an additional 350,000 shares exercisable at $0.50 per share.

(5) Rodaric Group, LLC is controlled by Lee Jackson. The Rodaric Group, LLC owns 540,522 shares, Mr. Jackson owns an additional 4,286 shares. The Rodaric Group, LLC also has options to purchase 60,000 shares at $0.50 per share; and Mr. Jackson also has warrants to purchase 125,000 shares of common stock at an exercise price of $0.50 per share.

(6) The shares beneficially owned by Darren J. Lopez include options to purchase up to 225,000 shares exercisable at $0.50 per share.

(7) The shares beneficially owned by all of LifeSmart's executive officers and directors, as a group, include options to purchase up to 3,325,000 shares exercisable at $0.50 per share.

As part of the Reorganization, the officers and directors of the Company resigned, and the management of LifeSmart Nutrition, Inc. was appointed as the new management of the Company. Richard W. Hellyer, Darald Donnell and Darren
J. Lopez are the new directors of the Company. Richard W. Hellyer is the chairman of the board of directors and chief executive officer of the Company. Darald Donnell is the president of the Company. Darren J. Lopez is the executive vice president and secretary of the Company. Raymond J. Woolston is the chief financial officer of the Company. Melvin O. Warnecke is the vice president - research and development of the Company.

Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

On February 15, 2002, the Company, Merger Co., and LifeSmart Nutrition, Inc. consummated a business combination pursuant to which Merger Co. was merged into LifeSmart Nutrition, Inc., thereby making LifeSmart Nutrition, Inc. a wholly-owned subsidiary of the Company. The following occurred in connection with the Reorganization: (a) management of the Company resigned and management of LifeSmart Nutrition, Inc. was appointed as the new


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management of the Company; (b) the name of the Company was changed from Upland
Energy Corporation to "LifeSmart Nutrition Technologies, Inc."; (c) shares of the Company's common stock underwent a one(1) for two (2) reverse split effective as of the commencement of business on February 19, 2002; (d) shares of LifeSmart Nutrition, Inc. common stock were converted to post-split shares of LifeSmart Nutrition Technologies, Inc. common stock on a seven-tenths of one (0.7) share of LifeSmart Nutrition Technologies, Inc. for one (1) share of LifeSmart Nutrition, Inc. basis; and (e) the Company's common stock symbol on the NASD's Electronic Bulletin Board System has been changed to "LSNU". After giving effect to the Company's one (1) for two (2) reverse stock split and the issuance of approximately 8,080,000 post-split shares of the Company's common stock in order to consummate the Reorganization, the Company now has approximately 12,448,000 shares of its common stock issued and outstanding.

The Company intends to concentrate its efforts on developing its nutraceutical business. The Company intends to spin off the small oil and gas operations that the Company operated through its G. S. & C., Inc. subsidiary to those persons who were shareholders of record of the Company and/or LifeSmart Nutrition, Inc. the day before the Reorganization was consummated.

The Company and LifeSmart Nutrition, Inc. were introduced to each other by Frank Gillen, who at the time was working as a consultant to the Company performing general business consulting and strategic planning. Mr. Gillen was initially approached by LifeSmart Nutrition, Inc. in connection with an offer to make an investment in LifeSmart Nutrition, Inc. Mr. Gillen did not make an investment in LifeSmart Nutrition, Inc. at that time, but introduced LifeSmart Nutrition, Inc. to the Company to discuss the possibility of entering into a merger. Neither the Company nor LifeSmart Nutrition, Inc. had any prior dealings, contracts or arrangements with the other party. The negotiations by LifeSmart Nutrition, Inc. were handled by Richard W. Hellyer and Darren J. Lopez. Negotiations by the Company to acquire LifeSmart Nutrition, Inc. were handled by Lee Jackson who then served as President of the Company and by Frank Gillen. Messrs. Hellyer, Lopez, Jackson and Gillen did not seek the advice of any other experts or advisors in the determination of the consideration agreed upon for the Reorganization. The eventual number of shares to be received by LifeSmart Nutrition, Inc. shareholders in the Reorganization came after extensive negotiations between the two parties. Given the present state of both companies at the time of the negotiations with neither company being profitable, much of the negotiations on consideration were based on non-empiracle data. Instead, the parties relied on their own business acumen to come to the terms of

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the deal and what each party thought would be fair to their shareholders given the respective financial conditions of the Company and LifeSmart Nutrition, Inc.

The negotiations took place over several months as both parties explored other business opportunities, none of which advanced beyond initial discussions. Eventually, the board of directors of the two companies decided that the acquisition of LifeSmart Nutrition, Inc. by the Company was in the best interests of both companies. Both sides recognized the risks involved in the Reorganization given that neither company was profitable and both companies needed additional funding. However, the board of directors of the Company felt the Reorganization was in the best interests of the Company and its shareholders, and the board of directors of LifeSmart Nutrition, Inc. felt the Reorganization greatly enhanced LifeSmart Nutrition, Inc.'s potential to raise the capital it immediately needed, and was in the best interests of LifeSmart Nutrition, Inc. and its shareholders.

Neither the Company's board of directors or management nor LifeSmart Nutrition, Inc.'s board of directors or management have received any benefits arising from their respective stock ownership as a result of the Reorganization that was not equally extended to all of the Company's and LifeSmart Nutrition, Inc.'s shareholders. No members of the Company's management prior to the Reorganization had a material ownership interest in LifeSmart Nutrition, Inc., and LifeSmart Nutrition, Inc. shareholders immediately prior to the Reorganization did not have a material ownership interest in the Company. Management employees of both the Company and LifeSmart Nutrition, Inc. have received options in the Company immediately prior to or immediately following the closing of the Reorganization. A total of approximately 7,825,490 shares were reserved for issuance under options and warrants, with LifeSmart Nutrition, Inc.'s management having the right to allocate approximately 3,325,000 of the options primarily to its executive officers and directors (including those already outstanding prior to closing), and the Company has the right to allocate approximately 1,100,000 options primarily to those persons who served as its executive officers, directors and consultants prior to Closing. The balance of the shares reserved for issuance under options and warrants is to cover the exchange of options and warrants already outstanding in the Company and/or LifeSmart Nutrition, Inc. that were not held by officers, directors or consultants of the two companies. All of the options are exercisable at $.50 per post-split share of the Company's common stock, and the option exercise periods vary from three (3) years to ten (10) years.


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


The assets present in LifeSmart Nutrition, Inc. at the time of the Reorganization included certain equipment, inventory and other assets. The assets of LifeSmart Nutrition, Inc. are intended to remain in LifeSmart Nutrition, Inc., and will be used in the nutraceutical business of LifeSmart Nutrition, Inc.

Item 7.   Financial Statements and Exhibits.
--------------------------------------------

(a) Financial statements of businesses acquired - To be filed by amendment to this report.

(b) Pro forma financial information - To be filed by amendment to this report.

(c)  Exhibits

Exhibit No.  Exhibit Description
-----------  -------------------

2.1 Agreement and Plan of Reorganization dated March 19, 2001, by and among Upland Energy Corporation, Upland Merger, Co. and LifeSmart Nutrition, Inc.

2.2 Amendment to Agreement and Plan of Reorganization dated January 31, 2002, by and among Upland Energy Corporation, Upland Merger, Co. and LifeSmart Nutrition, Inc.

2.3          Waiver


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


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIFESMART NUTRITION TECHNOLOGIES, INC.
                                   -------------------------------------
                                   (Registrant)


Date: February 22, 2002            By: /s/ Richard W. Hellyer
                                      ----------------------------------
                                      Richard W. Hellyer
                                      Chief Executive Officer and
                                      Chairman of Board of Directors



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                          EXHIBIT INDEX


Exhibit                                     Page
No.      Exhibit Description                No.

2.1      Agreement and Plan of Reorgani-    Incorporated by
         zation dated March 19, 2001, by    Reference from the
         and among Upland Energy Corpora-   Company's Annual
         tion, Upland Merger, Co. and       Report on Form 10-KSB
         LifeSmart Nutrition, Inc.          For the year ended
                                            December 31, 2000 as
                                            filed April 16, 2001
                                            where it appears as
                                            Exhibit 2.01

2.2      Amendment to Agreement and Plan    Incorporated by
         of Reorganization dated January    Reference from the
         31, 2002, by and among Upland      Company's Current
         Energy Corporation, Upland         Report on Form 8-K as
         Merger, Co. and LifeSmart          filed January 31,
         Nutrition, Inc.                    2002 where it appears
                                            as Exhibit 99.01

2.3      Waiver                             Incorporated by
                                            Reference from the
                                            Company's Current
                                            Report on Form 8-K as
                                            filed January 31,
                                            2002 where it appears
                                            as Exhibit 99.02





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